UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 7, 2006 (June 30, 2006)


                     Conversion Services International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-32623                20-0101495
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                100 Eagle Rock Avenue
              East Hanover, New Jersey                           07936
     ----------------------------------------                 ----------
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (973) 560-9400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         On July 7, 2006, Conversion Services International, Inc. (the "Company") announced that it received a letter from the American Stock Exchange ("AMEX") dated June 30, 2006 that the Company failed to comply with certain of the AMEX continued listing standards as set forth in Section 1003 of the AMEX Company Guide. The Company must submit a plan of compliance to AMEX by July 31, 2006 that demonstrates its ability to regain compliance with continued listing standards within 18 months. The Company will continue trading on the AMEX, and if the plan is accepted, the Company will continue its listing on the AMEX.



Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1     Press Release, dated July 7, 2006


         This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 7, 2006            CONVERSION SERVICES INTERNATIONAL, INC.


                        By: /s/ Scott Newman
                             ----------------------------------
                             Name:  Scott Newman
                             Title: President and Chief Executive Officer